                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                           SEC File Number 811-07384

      Filed By Registrant /X/
      Filed By Party Other Than Registrant / /

      Check Appropriate Box
      /X/        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

               NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
------------------------------------------------------------
                    (Name of Registrant)

                CHARLES H. FIELD, ASSISTANT SECRETARY
------------------------------------------------------------
          (Name of Person Filing Proxy Statement)

Payment of Filing Fee:

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act
           Rules 14a-6(i)(1).
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                     NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
                               600 WEST BROADWAY
                          SAN DIEGO, CALIFORNIA 92101

                                                               February 24, 2000

Dear Shareholder:

    You are cordially invited to attend a special meeting of shareholders (the "Special Meeting") of the Nicholas-Applegate Institutional Funds (the "Trust") to be held on April 7, 2000 at 10 a.m., San Diego time, at the offices of the Trust, 600 West Broadway, 30th Floor, San Diego, California 92101. At the Special Meeting, shareholders of the Nicholas-Applegate Global Health Care Fund (the "Fund") will be asked to approve an amendment to the Fund's fundamental investment restrictions with respect to diversification of its portfolio investments.

    THE BOARD OF TRUSTEES BELIEVES THE PROPOSED AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES WILL ALLOW THE FUND TO PURSUE A MORE FLEXIBLE INVESTMENT STRATEGY. ACCORDINGLY, THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" THE PROPOSAL TO CHANGE THE FUND'S FUNDAMENTAL INVESTMENT POLICIES. THE AMENDMENTS WILL BE EFFECTED WITH RESPECT TO THE FUND ONLY IF APPROVED BY A MAJORITY OF THE FUND'S OUTSTANDING SHARES VOTED IN PERSON OR REPRESENTED BY PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. WE HOPE YOU WILL PARTICIPATE BY CASTING YOUR VOTE IN PERSON, OR BY PROXY IF YOU ARE UNABLE TO ATTEND THE MEETING.

    We thank you for your attention to this matter. We look forward to seeing you at the Special Meeting or receiving your proxy card(s) so your shares may be voted at the Special Meeting. If you have any questions on voting of proxies or the proposal to be considered at the Special Meeting, please call us toll-free at 1-800-551-8643.

                                          Sincerely,

                                          /s/ Arthur E. Nicholas

                                          ---------------------------------
                                          Arthur E. Nicholas
                                          Chairman of the Board

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.

                     NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
                         600 WEST BROADWAY, 30TH FLOOR
                          SAN DIEGO, CALIFORNIA 92101

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 7, 2000

    A Special Meeting of Shareholders (the "Special Meeting") of the Global Health Care Fund (the "Fund") of the Nicholas-Applegate Institutional Funds (the "Trust") will be held at 10 a.m., San Diego time, on April 7, 2000 at the offices of the Trust, 600 West Broadway, San Diego, California 92101 for the following purposes:

        1. To approve a proposal to amend the Fund's fundamental investment policy with respect to the diversification of the Fund's portfolio investments. Your Board of Trustees recommends that you vote FOR this proposal.

        2. To transact any other business as may properly come before the meeting or any adjournment thereof.

    Shareholders of record of the Trust at the close of business on February 9, 2000, will be entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Each shareholder is requested to sign, date and return the enclosed proxy card(s) without delay, even if you plan to attend the Special Meeting. A postage-paid envelope is enclosed for this purpose. Any shareholder present at the Special Meeting may vote personally on all matters brought before the Special Meeting and in that event your proxy will not be used.

                                   By Order of the Board of Trustees

                                   /s/ E. Blake Moore, Jr.
                                   ---------------------------------
                                   E. Blake Moore, Jr.
                                   Secretary

Dated: February 24, 2000

                               VOTING INFORMATION

    The Trust is furnishing this Proxy Statement in connection with the solicitation of proxies for use at a special meeting of shareholders to be held April 7, 2000 and at any adjournment thereof (the "Special Meeting"). Shareholders of record at the close of business on February 9, 2000 (the "Record Date") are entitled to vote at the Special Meeting or any adjourned session. These proxy materials are being mailed on or about February 24, 2000.

    Each shareholder is entitled to vote for each full share and a fractional vote for each fractional share outstanding on the books of the Trust in the name of the shareholder or his or her nominee on the Record Date. If a shareholder specifies how to vote on a proposal, it will be voted accordingly. If the shareholder gives no direction, the proxy will be voted FOR the proposals described in this Proxy Statement. The proxy confers discretionary authority on the persons designated therein to vote on other business not currently contemplated which may properly come before the Special Meeting. A shareholder may revoke a proxy at any time prior to use by revoking the proxy with the Secretary of the Trust, by submitting a proxy bearing a later date, or by attending and voting at the Special Meeting.

    The presence in person or by proxy of more than one-third of the outstanding shares of beneficial interest of the Fund entitled to vote at the Special Meeting will constitute a quorum for the Fund. For purposes of determining the presence of a quorum, shares represented by abstentions and "broker non-votes" will be counted as present and have the effect of a "No" vote at the Special Meeting. If a quorum is not present at the Special Meeting, sufficient votes in favor of the proposals set forth in the Notice of Meeting are not received by the time scheduled for the Special Meeting, or the holders of shares present in person or by proxy determine to adjourn the Special Meeting for any reason, the shareholders present in person or by proxy may adjourn the Special Meeting from time to time, without notice other than announcement at the Special Meeting or any adjournment thereof. Any adjournment will require the affirmative vote of shareholders holding a majority of the shares present in person or by proxy at the Special Meeting. The persons named in this Proxy Statement will vote in favor of adjournment those favorable shares which they represent if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal, or for any other reason they determine is appropriate. Business may be conducted once a quorum is present and may continue until adjournment of the Special Meeting notwithstanding the withdrawal or temporary absence of sufficient shares to reduce the number present to less than a quorum.

    In addition to solicitations by mail, proxies may be solicited by officers and regular employees of Nicholas-Applegate Capital Management (the "Investment Adviser"), by personal interview, by telephone or by facsimile. Nicholas-Applegate will bear the cost of solicitation of proxies, including the cost of printing, preparing, assembling, and mailing the Notice of Meeting, Proxy Statement and form of Proxy.

OUTSTANDING SHARES

    As of the Record Date, the Global Health Care Fund (the "Fund") had total assets of $573,791,385 with 2,668,766.1980 shares outstanding.

    On the Record Date, the following shareholders owned of record more than 5 percent of the outstanding shares of the Fund:

SHAREHOLDER NAME                                SHARES OWNED   PERCENTAGE OF FUND
----------------                                ------------   ------------------
The Investment Committee TTEE                   554,809.4380         20.79%
 FBO Short Brothers Pension Sched
 U/A/D 2/21/1991
Wake Forest University                          392,367.9620         14.70%
Pension Fund Trust Co. TTEE                     341,711.1240         12.80%
 Bombardier Trust (Canada)
 U/A/D 4/14/97
Authur E. Nicholas                              186,495.0650          6.99%
Key Trust Company TTEE                          164,110.7080          6.15%
 FBO Bombardier Trust (US)
 U/A/D 11/29/93

    Except as otherwise indicated, the officers and Trustees of the Trust as a group owned less than 1 percent of the outstanding shares of the Fund on the Record Date.

PROPOSAL 1. TO APPROVE AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT
            POLICIES

    The Fund is an open-end diversified investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It seeks maximum long-term capital appreciation by investing primarily in the equity securities of U.S. and foreign companies with business operations in the healthcare and healthcare-related industries. In pursuing this goal and principal investment strategy, the Fund operates under the following fundamental investment policy applicable to all 1940 Act diversified investment companies: with respect to 75 percent of the value of its total assets, the Fund may not purchase securities of any one issuer if as a result more than 5 percent of its total assets would be in that issuer, and the Fund will not acquire more than 10 percent of the outstanding voting securities of such issuer. This limitation is a "fundamental" investment policy that may only be changed by shareholder approval.

    Under certain market conditions, operating the Fund as a diversified investment company may diminish its ability to realize its full performance potential, as more fully explained below. Accordingly, the Fund seeks shareholder approval to change the fundamental investment policy the result of which will change the classification of the Fund from a diversified investment company to a non-diversified investment company as defined in the 1940 Act. If shareholders approve the amendment, the Fund would continue to comply with the diversification test under Subchapter M of the Internal Revenue Code. The table below sets forth the Fund's current fundamental investment policy with respect to diversification of its portfolio securities in the left hand column and the proposed investment policy in the right hand column.

-------------------------------------------

      EXISTING INVESTMENT POLICY With respect to 75 percent of the Fund's total assets the Fund will not purchase securities of any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if as a result more than 5 percent of the value of its total assets would be invested in the securities of that issuer, and the Fund will not acquire more than 10 percent of the outstanding voting securities of any one issuer.

-------------------------------------------
-------------------------------------------

      PROPOSED INVESTMENT POLICY: With respect to 50 percent of the Fund's total assets, the Fund may not purchase securities of any one issuer (other than cash and cash items, US Government securities and securities of other regulated investment companies) if as a result more than 5 percent of the Fund's total assets would be invested in that issuer, and the Fund will not own more than 10 percent of the outstanding voting securities of any such issuer.

-------------------------------------------

    The Fund seeks to amend its diversification policy in order to pursue a more flexible investment strategy when market conditions favor a specific area within the healthcare industry. By way of example, there are approximately ten pharmaceutical companies with market capitalizations exceeding $20 billion. It is anticipated that mergers and other business combinations may eventually reduce this number in half. Under certain market conditions, a small group of large pharmaceutical issuers may offer the best investment potential. However, under the current investment policy outlined above, it would be difficult for the Fund to invest a meaningful amount in these large pharmaceutical companies and remain in compliance with the 5% investment limitation outlined above. To capture that potential, the Fund is asking its shareholders to amend its fundamental investment policy on diversification, which will increase the Fund's flexibility to focus on concentrated areas within the healthcare industry.

    If shareholders approve the change in the investment policy, the principal risk in the Fund will change. Because the Fund may invest in a smaller number of issuers, the Fund will be more susceptible to any single economic, political, or regulatory or other material event affecting those issuers than in a diversified fund.

    The Fund adheres to its investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

    If the required approval of the amendment to the fundamental investment policy with respect to diversification is not obtained, the current investment policy will continue in effect and the Fund will remain sub-classified as a "diversified" investment company under the 1940 Act.

BOARD EVALUATION AND RECOMMENDATION

    The Trustees believe that the proposed amendment to the Fund's investment policies will expand the investment opportunities available to the Fund. The proposed amendment will not affect the Fund's investment objective. Although the proposed change in the Fund's fundamental policies will allow the Fund greater flexibility to respond to future investment opportunities, the Board of Trustees of the Trust does not anticipate that the change will at this time change materially the manner in which the Fund is managed. Accordingly, the Trustees recommend that you approve the proposal to change the Fund's fundamental investment policies as described above.

    THE TRUSTEES OF THE FUND RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE FOR THE PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICIES.

VOTE REQUIRED

    Shareholders of the Fund will vote on the approval or disapproval of the amendment to the Fund's investment policies. Approval of the amendment will require approval of the vote of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940. A vote of the majority of the outstanding voting securities of the Fund means the lesser of (A) 67 percent or more of the voting securities present at such meeting, if the holders of more than 50 percent of the outstanding voting securities are present or represented by proxy; (B) more than 50 percent of the outstanding voting securities of the Fund.

           THE BOARD OF TRUSTEES, INCLUDING ITS INDEPENDENT TRUSTEES,
             RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 1

IV. OTHER MATTERS

    At the time of the preparation of this Proxy Statement, management knows of no other matters that may properly be, or which are likely to be, brought before the Special Meeting. However, if any other business shall properly come before the Special Meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

    So far as management is presently aware, there is no litigation pending or threatened against the Funds.

    The Trust will furnish to you upon request, without charge, a copy of the latest annual report for the Trust's fiscal year and a copy of the latest semi-annual report for any subsequent semi-annual period. Please direct requests by calling 1-800-551-8643 or by writing the Trust at 600 West Broadway, 30th Floor, San Diego, California 92101.

III. NEXT MEETING OF SHAREHOLDERS

    The Trust is not required to hold annual or other periodic meetings of shareholders except as required by the Investment Company Act of 1940, and does not intend to do so. The next meeting of shareholders will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office a reasonable time prior to the meeting, as determined by the Board of Trustees, to be included in the Trust's proxy statement and form of proxy relating to such meeting, and must satisfy all other federal and state legal requirements.

               PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

               NICHOLAS-APPLEGATE GLOBAL HEALTH CARE FUND SERIES
                   OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

    The undersigned hereby appoint(s) E. Blake Moore, Jr., Charles H. Field, Jr. and Deborah A. Wussow or any one or more of them, proxies, with full power of substitution, to vote all shares of the Nicholas-Applegate Global Health Care Fund of the Nicholas-Applegate Institutional Funds which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Global Health Care Fund to be held at the offices of the Nicholas-Applegate Institutional Funds at 600 West Broadway 30th Floor, San Diego, California 92101, on April 7, 2000 at 10 a.m. (San Diego time) and at any adjournment thereof. This Proxy shall be voted on the proposal described in the Proxy Statement as instructed. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED "FOR" THE PROPOSAL.

    This Proxy will not be voted unless it is dated and signed exactly as instructed below.

------------------------         ------------------------------------------------------------

Signature, Title, if applicable                               Date

---------------------------------------------------------

Signature, if held jointly

Please indicate your vote by an "X" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1. TO APPROVE THE AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING DIVERSIFICATION

    FOR    / /                   AGAINST    / /                   ABSTAIN    / /

        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.